Financing Obligations	9 Months Ended
Sep. 30, 2012
Financing Obligations [Abstract]
Financing Obligations

8. Financing Obligations

The Company’s debt consists of the following:

	December 31,		September 30, 2012
	2010	2011
			(unaudited)
	(in thousands)
Equipment note payable to a bank with interest at daily one-month LIBOR plus 1.4%, due in monthly principal payments of $50 plus interest, through June 2012, secured by certain assets of the Company	$900	$—	$—
Term note payable to a bank with interest at daily one-month LIBOR plus 2.0%, due in quarterly principal payments of $833 plus interest monthly, through September 2011, secured by certain assets of the Company	2,500	—	—
Various obligations under capital leases, with interest rates from 4.5% to 10.3%, dues in various monthly installments, including interest, through various dates through April 2015, secured by equipment	1,632	1,003	736

	5,032	1,003	736
Less current portion	3,742	390	335

	$1,290	$613	$401

Maturities on long-term debt obligations at December 31, 2011 are as follows:

Years Ending December 31,	(in thousands)
2012	$390
2013	284
2014	180
2015	138
2016	11

$1,003

The Company has a revolving line of credit expiring September 30, 2013 (revolving note), if not renewed. Under this revolving line of credit, the Company can borrow a maximum amount of $10,000,000 at an interest rate equal to LIBOR plus 1.5% (1.72% on September 30, 2012). The revolving line of credit is secured by substantially all assets of the Company. The revolving line of credit does not contain a covenant limiting capital expenditures but does limit investments in foreign subsidiaries exceeding $10,000,000 and includes certain financial thresholds such as net income and tangible net worth. As of September 30, 2012, there were no advances outstanding under the revolving line of credit.